February 28, 2025

Summary Prospectus
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iShares Transition-Enabling Metals ETF | TMET |  Nasdaq
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at https://www.blackrock.com/prospectus. You can also get this information at no cost by calling 1-800-iShares (1-800-474-2737) or by sending an e-mail request to iSharesETFs@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated February 28, 2025, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus. Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at https://www.iShares.com.

The Securities and Exchange Commission and Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES® TRANSITION-ENABLING METALS ETF
Ticker: TMETStock Exchange: Nasdaq
Investment Objective
The iShares Transition-Enabling Metals ETF (the “Fund”) seeks to track the investment results of an index that provides exposure to metals that are essential to a wide range of clean energy technologies supporting the transition to a low-carbon economy.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the Fund's total return but is not included in the Fund's ratio of expenses to average net assets. Both figures are shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA, or its affiliates, through February 29, 2028. The contractual waiver may be terminated prior to February 29, 2028 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.47%	None	0.01%	0.01%	0.49%	(0.01)%	0.48%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$271	$613

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it, directly or through a subsidiary, buys and sells securities or other assets (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE Clean Energy Transition Metals Index (the “Underlying Index”), which measures the performance of a basket of exchange-traded metals futures contracts representing the underlying metals that are extensively used in a wide range of clean energy technologies, as determined by ICE Data Indices, LLC (“IDI” or the “Index Provider”). Examples of such clean energy technologies include solar panels, wind turbines, fuel cells, and electric vehicle batteries. The Index Provider’s Commodity Index Advisory Committee uses government, agency, and private company data and reports relating to the current and expected future usage of metals within the clean energy transition, as well as consideration of the availability of commodity futures, listing exchange and liquidity level, to determine eligibility. The eligible commodity futures are reviewed at least annually and currently include futures contracts for copper, aluminum, silver, nickel, zinc, platinum, and cobalt.
In seeking to achieve its investment objective, the Fund, through its Subsidiary (as defined below), invests in financial instruments that provide the same or similar exposure to commodities as the components of the Underlying Index, and not in the physical commodities themselves. For example, the Fund may invest in “similar” metals futures contracts to those in the Underlying Index where exposure to the same underlying metal is available on a similar contract trading on a different exchange. To obtain its exposure to the commodities markets, the Fund may invest in a combination of exchange-traded commodity futures contracts and exchange-traded options on commodity-related futures contracts (together, “Commodity- Linked Investments”). Investing in Commodity-Linked Investments may have a leveraging effect on the Fund.
The Fund also seeks to generate interest income and capital appreciation on the cash balances arising from its investment in Commodity-Linked Investments through a cash management strategy consisting primarily of investments in cash and cash equivalents, short-term, investment-grade fixed-income securities that include U.S. government and agency securities, Treasury Inflation-Protected Securities, sovereign debt obligations of non-U.S. countries, repurchase agreements and money market instruments (collectively, “Fixed-Income Investments”). The Fund uses Fixed-Income Investments as investments and to provide liquidity, serve as margin and/or collateralize the Subsidiary’s Commodity-Linked Investments exposure on a day-to-day basis.
The Underlying Index is rebalanced on a quarterly basis, at the same time as any rolling of futures contracts. The rebalancing weight for each contract is determined based on liquidity and production, with each of these factors contributing 50%.
The Index Provider calculates a contract’s liquidity by (i) aggregating the product of its daily settlement prices and volumes for the 12-month period ending two months prior to the roll period (“the Measurement Period”), and (ii) dividing the amount from (i) by the sum of the same calculation for all contracts held in the Underlying Index.
The production weight is based on each commodity's Global Production Value (“GPV”), which is intended to measure the relative importance in the global economy of each contract in the Underlying Index. A commodity's GPV is calculated by multiplying the commodity's global production quantity (based on the latest year in which all the contract production numbers are available) by the number of units in which those quantities are quoted, and then multiplying that figure by the Average Reference Price (“ARP”) of the applicable contract over the Measurement Period. The ARP is the average of the official settlement or similar prices posted by the relevant exchange or its clearing house for a contract on each trading day during the Measurement Period. In addition, the ARP is taken from the same contracts used for the calculation of the liquidity weight (i.e., the contracts in clause (i) above).
Contract weights are subject to a minimum weight of 0.50% of the Underlying Index and a maximum weight of the lesser of (a) 30% of the Underlying Index or (b) 10 times the contract’s liquidity weight. Any excess weight from the implementation of these constraints is redistributed among the remaining contracts on a pro rata basis.
As of October 31, 2024, the Underlying Index had 7 components.
The Fund gains exposure to Commodity-Linked Investments by investing through a wholly owned subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by BFA and has the same investment objective as the Fund. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and, unless otherwise noted in this Prospectus, is not subject to the investor protections of the 1940 Act. The Subsidiary will invest solely in Commodity-Linked Investments and cash and cash equivalents.
In compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s Commodity-Linked Investments held in the Subsidiary are intended to provide the Fund with exposure to commodity markets within the limits of current U.S. federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in Commodity-Linked Investments.
The remainder of the Fund’s assets will be invested directly by the Fund, primarily in Fixed-Income Investments. The Fund may from time to time invest in other exchange-traded funds (“ETFs”), exchange-traded notes, swaps or commodity-linked notes.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. The Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor selection of securities and/or other instruments. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
Because the Fund uses a strategy of investing in the same or similar metals futures contracts as the Underlying Index, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the components of its underlying index in approximately the same proportions as in the underlying index.
The Fund will invest at least 80% of its assets, plus the amounts of any borrowings for investment purposes, in the same or similar metals futures contracts as the Underlying Index. Cash and cash equivalent investments associated with a futures contract will be treated as part of that position for purposes of calculating the percentage of investments included in the same or similar metals futures contracts as the Underlying Index.
The Commodity Futures Trading Commission (“CFTC”) has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s potential use of such instruments above the prescribed levels, it is considered a “commodity pool” under the Commodity Exchange Act (“CEA”). The Subsidiary is also deemed a commodity pool. BFA is considered a commodity pool operator (“CPO”) with respect to the Fund and the Subsidiary and is subject to regulation by the CFTC and the National Futures Association (“NFA”).
The Underlying Index is sponsored by IDI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below (either directly or through its investments in the Subsidiary) any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Transition-Enabling Metals Risk. The performance of transition-enabling metals (i.e., metals used to facilitate the energy transition from fossil fuels to environmentally cleaner energy sources and technologies) is highly dependent on energy prices and renewable and alternative energy companies. Transition-enabling metals may themselves not be considered environmentally “clean” by other investors, investment advisers or index providers. Investments in transition-enabling metals may be speculative and subject to greater price volatility than investments in other types of assets. The market value of transition-enabling metals may be significantly affected for many reasons, including, among others, obsolescence of existing technology, changes in energy prices, worldwide metal prices and extraction and production costs, supply and demand of alternative energy fuels, global political changes, terrorism, war, natural disasters and other catastrophes; government regulations and subsidies, supply chains, taxation policies and energy conservation efforts. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s share price may be more volatile than other types of investments. Such risks may be heightened to the extent the Fund’s Commodity-Linked Investments provide exposure to emerging markets. In addition, the industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.
Futures Contract Risk. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Swaps or other derivatives on futures contracts also may be adversely impacted by these risks. The primary risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and that of the underlying asset; (ii) resale restrictions or the lack of a liquid secondary market and the resulting inability to close a futures contract when desired; (iii) losses from unanticipated market movements, which are potentially unlimited; (iv) BFA’s inability to predict correctly the direction of the prices of futures contracts and other financial and economic factors; (v) a counterparty’s default in the performance of its obligations; (vi) the obligation to make daily cash payments to maintain the required margin for the futures contract; and (vi) the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund.
As futures contracts approach expiration, they may be “rolled” (i.e., replaced by similar contracts with a later expiration to maintain exposure to the underlying asset), which involves additional risks. In certain market conditions, the sale price of a near-term month contract can be lower than the purchase price of a longer-term contract, resulting in a cost to “roll” the futures contract.
Commodity-Linked Derivatives Risk. The value of a commodity-linked derivative instrument typically is based upon the price movements of the underlying commodity or an economic variable linked to such price movements. The prices of commodity-linked investments may fluctuate quickly and dramatically as a result of changes affecting a particular commodity and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade or the applicable clearing house may default or otherwise fail to perform. The Fund’s use of commodity-linked derivatives may also have a leveraging effect on the Fund’s portfolio because of the leverage inherent in the use of derivatives. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The Fund is required to post margin with respect to its holdings in derivatives. Each of these factors and events could have a significant negative impact on the Fund.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components or will result in the Fund meeting its investment objective. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined below in Authorized Participant Concentration Risk), a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, or another fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk.  An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Commodity Regulatory Risk. The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.
Commodity Risk. The Fund invests in instruments that are susceptible to fluctuations in certain commodity markets and to price changes due to trade relations, including the imposition of tariffs by the U.S. and other importing countries. Any negative changes in commodity markets that may be due to changes in supply and demand for commodities, market events, war, regulatory developments, political instability, other catastrophic events, or other factors that the Fund cannot control could have an adverse impact on Commodity-Linked Investments in which the Fund invests.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Counterparty Risk. Certain commodity-linked derivative instruments, uncleared swaps and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of a counterparty default, the Fund could experience lengthy delays in recovering some or all of its assets or obtain no recovery at all and, if the counterparty is subject to specified types of resolution proceedings, the Fund may be subject to stays that limit its ability to close out positions and limit risk. The Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) could default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the NAV could decline if the currency of the non-U.S.

market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on the repatriation of foreign currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. In addition, cyber incidents may adversely impact the issuers of securities in which the Fund invests, which may cause such investments to lose value.
Derivatives Risk. The Fund’s use of derivatives (e.g., futures, forwards, swaps, options) may be riskier than other types of investments and may not have the intended effect on the Fund’s performance. Derivatives can be sensitive to changes in economic and market conditions, and they may increase the Fund’s volatility. The Fund also may experience reduced returns as a result of transaction costs and losses on derivatives positions. There is the risk of imperfect correlation between the value of a derivative and that of the asset underlying the derivative. Derivatives may create investment leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk of mispricing or improper valuation, particularly if there is not a liquid secondary market for the instrument. Certain derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives also exposes the Fund to additional operational and legal risks.
Interest Rate Risk. Interest rate risk refers to the risk of fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened volatility and lower liquidity for certain instruments, which may adversely affect a Fund’s performance. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may hold their investment in the Fund for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. These large redemptions may also force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of Fund shares.
Management Risk. The Fund generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA and the Sub-Adviser may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that, compared with funds that are classified as “diversified,” the Fund may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties and thus may be more susceptible to the risks associated with these particular issuers or counterparties. As a result, the Fund's performance may depend to a greater extent on the performance of a small number of issuers or counterparties, which may lead to more volatility in the Fund’s NAV.
Non-U.S. Securities Risk. Securities issued by non-U.S. issuers (including depositary receipts) are subject to different legal, regulatory, political, economic, and market risks than securities issued by U.S. issuers. These risks include greater market volatility, less market liquidity, higher transaction costs, expropriation, confiscatory taxation, adverse changes in foreign investment or currency control regulations, restrictions on the repatriation of capital, and political instability. Non-U.S. issuers may be subject to different accounting, audit and financial reporting standards than U.S. issuers, and there may be less publicly available information about non-U.S. issuers. Foreign market trading hours, different clearing and settlement procedures, and holiday schedules may limit the Fund's ability to engage in portfolio transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Reliance on Trading Partners Risk. The Fund invests in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to North American Economic Risk.
Risk of Investing in Developed Countries. The Fund’s investment in  developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if it does not meet certain requirements set by the listing exchange. Any resulting liquidation of the Fund could lead to elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the Statement of Additional Information (“SAI”), and could adversely affect the Fund.
Tax Risk. The Fund invests in commodity-linked derivatives indirectly through the Subsidiary because income from these investments, if made directly, might not be treated as “qualifying income” for purposes of the Fund qualifying as a regulated investment company (“RIC”) for U.S. federal income tax purposes. Based on final regulations issued by the U.S. Internal Revenue Service (“IRS”) on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund expects its income with respect to the Subsidiary to be qualifying income. In the future, if the IRS issues new regulations or other guidance, or Congress enacts legislation, limiting the circumstances in which the Fund’s income with respect to the Subsidiary will be considered “qualifying income,” the Fund might be required to make changes to its operations, which could reduce the Fund’s ability to gain investment exposure to commodities. Fund shareholders could also experience adverse tax consequences in such circumstances.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur due to a number of factors, including differences between the securities and other assets held in the Fund’s portfolio and those included in the Underlying Index; differences in the timing and methodologies used to value securities and other assets; transaction costs and other expenses incurred by the Fund that the Underlying Index does not incur; the Fund’s holding of uninvested cash; differences in the timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to Fund shareholders; tax gains or losses; the requirements for the Fund to maintain pass-through tax treatment; portfolio transactions carried out to minimize the distribution of capital gains to shareholders; the acceptance of custom baskets; changes to the Underlying Index; and impacts to the Fund of complying with certain regulatory requirements or limits. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. A Fund that tracks an index with exposure to swaps, options, futures and/or other derivatives may experience higher tracking error than ETFs that do not track such indexes. Until the Fund reaches greater scale, it may experience higher tracking error than is typical for similar index ETFs.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
The performance information below illustrates how the Fund’s performance has varied over different periods and provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table compares the Fund’s performance to that of an appropriate broad-based securities market index and the Underlying Index. Fund returns assume the reinvestment of any dividends and distributions. The Fund’s returns reflect the impact of any agreements to waive or reimburse expenses, which would reduce performance if not in effect. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, including the Fund’s current NAV, may be obtained by visiting www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Calendar Year-by-Year Returns

	Return (%)	Period Ended
During the period shown in the chart:
Best Quarter	10.88%	June 30, 2024
Worst Quarter	-7.40%	December 31, 2024
Average Annual Total Returns
(for the periods ended December 31, 2024)
	One Year	Since Fund Inception
(Inception Date: 9/26/2023)
Return Before Taxes	7.28%	9.05%
Return After Taxes on Distributions	-2.55%	0.74%
Return After Taxes on Distributions and Sale of Fund Shares	4.44%	3.55%
ICE BofA US Broad Market Index[1](Returns do not reflect deductions for fees, expenses or taxes)	1.47%	6.28%
ICE Clean Energy Transition Metals Index (Returns do not reflect deductions for fees, expenses or taxes)	7.94%	9.79%

1The Fund has added this broad-based index in response to new regulatory requirements.
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sales of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser and Sub-Adviser. The Fund's investment adviser is BFA. The Fund’s sub-adviser is BlackRock International Limited (“BIL” or the “Sub-Adviser”).
Portfolio Managers. Matthew DeCicco, Richard Mejzak and Orlando Montalvo (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. DeCicco, Mr. Mejzak and Mr. Montalvo have been Portfolio Managers of the Fund since 2025, 2023 and 2025, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For more information visit www.iShares.com or call 1-800-474-2737
Investment Company Act file No.: 811-22649
IS-SP-TMET-0225